EXHIBIT 10(a)

TENTH AMENDMENT TO THE AARP HEALTH INSURANCE AGREEMENT

     This Tenth Amendment to the AARP Health Insurance Agreement (“Tenth Amendment” or “Amendment”), effective as of January 1, 2004 (the “Effective Date”), is made by and between AARP Services, Inc., a Delaware corporation (“ASI”) and United HealthCare Insurance Company, a Connecticut corporation (“United”). The parties hereto shall collectively be referred to as the “Parties”.

RECITALS

     WHEREAS, AARP, the Trustees of the AARP Insurance Plan (“Trustees”), and United are parties to a certain AARP Health Insurance Agreement dated as of February 26, 1997 (the “Original Agreement”).

     WHEREAS, by subsequent amendment and assignment on December 28, 1999, AARP, AARP Trust and United agreed to the assignment to and assumption by ASI of certain rights and obligations (the “Third Amendment”).

     WHEREAS, various other amendments have been made to the Original Agreement (collectively, the “Agreement”).

     WHEREAS, the Fifth Amendment to the Agreement, effective January 1, 2002, memorialized the provision of AARP HealthLine Services to members on a pilot basis through December 31, 2003.

     WHEREAS, the Parties have completed the AARP HealthLine Services performance evaluation and have agreed to continue the provision of these services to members with modifications to the Agreement as set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Subsection 6.11.3 of the Agreement is amended by deleting this subsection in its entirety and replacing it with the following:

6.11.3. Utilization. The projected annual utilization rate of the AARP HealthLine Services is *** of the total number of SHIP Medicare Supplement Insureds. In the event that the actual utilization rate in a calendar year is below ***, United’s compensation shall be reduced by *** per active SHIP Medicare Supplement Insured per month for that year.

2.	Article 6 of the Agreement is amended by the addition of the following subsection 6.11.5:

6.11.5. Compensation to United After Year Two. After Year Two (beginning January 1, 2004), United shall be paid *** for each active SHIP Medicare Supplement Insured per month. If, at the end of the calendar year, the AARP HealthLine Claim Savings total *** or more for that year, United shall be paid an additional *** for each active SHIP Medicare Supplement Insured per month for that year. If, at the end of the calendar year, the AARP HealthLine Claim Savings total *** or more but less than *** for that year, United shall be paid an additional *** for each active SHIP Medicare Supplement Insured per

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

month for that year. United’s compensation under this subsection shall be treated as a Pass-Through Expense. Refer to Exhibit 6.11.5 for a table that displays United’s compensation under this subsection.

3.	Subsection 10.1.1 of the Agreement is amended by deleting this subsection in its entirety and replacing it with the following:

10.1.1. The provisions of the Fifth Amendment shall become effective on January 1, 2002. The provisions of the Fifth Amendment, as modified by the Tenth Amendment, shall remain in effect until December 31, 2007; provided, however, that the compensation set forth in subsection 6.11.5 is subject to renegotiation for calendar years 2006 and 2007.

4.	Article 10 of the Agreement is amended by deleting all references to the “Fifth Amendment” and replacing them with “Fifth Amendment and Tenth Amendment.”

5.	Exhibit 2.127 is deleted in its entirety and a new Exhibit 2.127 (effective as of January 1, 2004), which is attached hereto and incorporated herein by reference, is substituted.

6.	Exhibit 3.3.2(i) is amended by deleting the caption “Exhibit 3.3.2(i)” and replacing it with the caption “Exhibit 3.2.2(i).”

7.	Exhibit 3.2.2(i)(1) is deleted in its entirety and a new Exhibit 3.2.2(i)(1) (effective as of January 1, 2004), which is attached hereto and incorporated herein by reference, is substituted.

8.	The Agreement is amended by the addition of Exhibit 6.11.5, which is attached hereto and incorporated herein by reference.

9.	Subsection 3.2.2, paragraph (i) (6) of the Agreement shall be amended by adding the following: United shall provide ASI with a quarterly reconciliation of the expenses paid for promotional materials developed and produced as a result of the *** payment per month for each active SHIP Medicare Supplement Insured. Such reconciliation shall include a budget versus actual and will include information on result of the promotional efforts.

10.	Except as amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in two counterparts, each of which need not contain the signature of more than one Party. Both counterparts taken together will constitute one and the same Amendment.

     IN WITNESS WHEREOF, the Parties have executed this Tenth Amendment as of the date and year below written.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AARP Services, Inc.		United HealthCare Insurance Company

By:	/s/ Dawn Sweeney	By:	/s/ Jimmie Pogue

Print Name:	Dawn Sweeney	Print Name:	Jimmie Pogue

Print Title:	President	Print Title:	President Ovations Insurance Solutions

Date:	6/3/03	Date:	5/19/04

EXHIBIT 2.127

Optum Confidential and Proprietary Information

Optum Return on Investment (ROI) Estimation Model
for AARP HealthLine Services

The ROI model was designed as a configurable spreadsheet-based estimation tool. The model applies the standardized methods and elements across Optum’s product/markets for quantifying ROI. In developing the model, special efforts were made to ensure that the assumptions and methods used in estimating ROI have a substantial empirical basis (i.e., are backed up by empirical research). In addition, comparison of the client to their “same market” normative ROI is a key feature supported by the model.

Care-path methodology

Health care claims costs savings are calculated from Optum’s proprietary Care-path methodology. This methodology and the major value components that comprise AARP economic value are described below.

***

***

Validation and Modification. This model was initially reviewed and validated by consultants from Watson Wyatt and Mercer. They have stated that the Optum model is industry leading. As a matter of policy, Optum routinely reviews the model and modifies it based on current information, and Optum continues to have the model and its changes reviewed by consultants annually.

In addition to comments and suggestions from consultant reviews, Optum continues to do primary research on improvements for the model and incorporates suggestions from clients. Optum will continue to improve and adapt the ROI methodology to the latest developments in the health care and research fields and have it validated by both consultants and clients such as AARP.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT 3.2.2(i)(1)

QUALITY ASSURANCE PROGRAM
PERFORMANCE STANDARDS AND MEASUREMENTS

In performing United’s obligations relating to AARP HealthLine Services, United shall meet or exceed the following standards:

Customer Service	Standard	Measurement	Penalty

Average speed of answer	30 seconds or less	Call Center System	See Below
Abandonment rate	5% or less	Call Center System	See Below

Complaint Resolution

Member Complaints —
Percent resolved within		Complaint Resolution
10 business days	Greater than 90%	Database	See Below

Satisfaction

Percent satisfied
Measured quarterly	At least 95%	Member Survey	See Below

Penalties for non-compliance with performance standards will be assessed as follows:

Topic	Annual Standard	Annual Penalty

Average Speed of Answer	30 Seconds or Less	***

Abandonment Rate	5% or Less	***

Complaint Resolution	Greater than 90% resolved within 10 business days	***

Satisfaction	95% or greater	***

•	Performance statistics shall be measured and reported monthly; penalties shall be assessed on an annual (calendar year) basis;

•	No penalty shall be assessed if the cause of the failure to meet a performance standard is due to an unusual utilization spike. An “unusual utilization spike” is a monthly increase in call volume of greater than *** compared to the average of the previous three (3) months that is the result of an event beyond the control of United or Optum. To determine this, United shall conduct an analysis and provide its analysis and conclusions to ASI. If ASI agrees with United’s conclusions, the penalty in question shall be waived.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT 6.11.5

Compensation to United Under Subsection 6.11.5
and Utilization Penalty Under Subsection 6.11.3

After Year Two (beginning January 1, 2004), United’s compensation and the Utilization Penalty shall be as follows:

Aggregate AARP HealthLine Claim Savings
(“Aggregate”*)	Compensation to United**

*** or more	***

*** or more but less than ***	***

less than ***	***

Utilization Penalty	Penalty to United**

If actual utilization rate in calendar year is less than *** of the total number of SHIP Medicare Supplement insureds	***

* Aggregate is defined as the total AARP HealthLine Claim Savings calculated using the Care-path methodology described in Exhibit 2.127.

** Compensation and Penalty shown are on a “per active SHIP Medicare Supplement Insured per month” basis.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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